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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of report (Date of earliest event reported): June 22, 1998




                              ROADWAY EXPRESS, INC.
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               (Exact name of registrant as specified in charter)




        Delaware                         0-600                  34-0492670
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)




     1077 Gorge Boulevard, Akron, Ohio                               44310
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   (Address of Principal Executive Offices)                        (Zip Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





       Registrant's telephone number, including area code: (330) 384-1717


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ITEM 5.  OTHER EVENTS
                  On June 22, 1998, the Registrant announced that its Board of Directors authorized the purchase from time to time of up to $20,000,000 of the Registrant's common stock. Such purchases may be made in the open market, through block trades or otherwise. Depending on market conditions and other factors, such purchases may be commenced or suspended at any time without prior notice.

                  Reference is made to the News Release, dated June 22, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           a)     Financial Statements of business acquired:
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                  None.

           b)     Pro forma financial information:
                  --------------------------------

                  None.

           c)     Exhibits.
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                  99.1 News Release, dated June 22, 1998, incorporated herein by reference.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROADWAY EXPRESS, INC.


                                    By: /s/ John M. Glenn
                                       ----------------------------------------
                                       Name:   John M. Glenn
                                       Title:  Vice President-General Counsel
                                                and Secretary


Dated:  June 24, 1998




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